                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 22, 2004


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                (Exact name of registrant specified in Charter)


       Delaware                  333-112231                   13-3416059
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    (State or other             (Commission                 (IRS Employer
    jurisdiction of             File Number)             Identification No.)
    incorporation)


                250 Vesey Street
       4 World Financial Center 28th Floor
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               New York, New York                               10080
     (Address of principal executive offices)                  Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)
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ITEM  5.    Other Events

            Filing of Legality Opinion

      Attached as Exhibit 99.28 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2004-HE1.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                                 Description
-----------                                 -----------
(99.28)                                     Legal Opinion

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:      /s/ Matthew Whalen
                                                 ----------------------------
                                        Name:    Matthew Whalen
                                        Title:   President

Date:  July 22, 2004
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                                INDEX TO EXHIBITS

Exhibit No.                 Description                          Page
-----------                 -----------                          ----
(99.28)                     Legal Opinion                        5